UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
October 12, 2010
Date of Report (Date of earliest event reported)
PHAZAR CORP
(Exact name of registrant as specified in its charter)

Delaware	0-12866	75-1907070

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

101 S.E. 25TH AVENUE, MINERAL WELLS, TEXAS	76067

(Address of principal executive offices)	(Zip Code)
(940) 325-3301
Registrant’s telephone number, including area code
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02        Departure of Directors or Principal Officers; Election of Directors;                                                  Appointment of Principal Officers

PHAZAR CORP ANNOUNCES ELECTION OF DIRECTORS

The 2010 annual meeting of PHAZAR CORP shareholders was held on October 12, 2010.

At the meeting the four nominees named in PHAZAR CORP's proxy statement dated September 10, 2010, Garland P. Asher, Gary W. Havener, James Kenney and R. Allen Wahl were elected to serve as directors for a one-year term expiring in 2011; and the ratification of Weaver and Tidwell, LLP, as the Independent Public Auditors for FY2011.

The voting results for each matter are set below:

Item	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
(1) Election of Directors
NOMINEE
Garland P. Asher	405,053	231,553	0	1,096,791
Gary W. Havener	354,100	282,506	0	1,096,791
James Kenney	515,943	120,663	0	1,096,791
R. Allen Wahl	515,099	121,507	0	1,096,791

(2) Ratification of Independent Public Auditors	1,687,473	8,327	37,597	0

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHAZAR CORP
Date: October 18, 2010	By:	/s/ GARLAND P. ASHER
GARLAND P. ASHER
President